Exhibit 99.1

SONUS NETWORKS REPORTS

2011 SECOND QUARTER RESULTS

Westford, MA, August 2, 2011 — Sonus Networks, Inc. (Nasdaq: SONS), a market leader in next generation IP-based network solutions, today announced results for the quarter ended June 30, 2011.

Second Quarter Highlights

•                  Revenue from SBC products was $7.7 million in the second quarter of fiscal 2011, compared to $2.3 million in the first quarter of fiscal 2011 and $9.4 million in the second quarter of fiscal 2010.

•                  Customer bookings for the NBS5200 represented over 50% of total SBC bookings in the quarter for the first time since launching this product.

•                  Sonus is reiterating full year revenue guidance: for fiscal year 2011, the Company expects revenue of $265 million to $285 million, representing revenue growth of 6% to 14%.

•                  The Company’s previous full year guidance for non-GAAP gross margin, non-GAAP operating expenses and year-end cash also remains unchanged.

Revenue for the second quarter of fiscal 2011 was $51.8 million, compared to $67.3 million in the first quarter of fiscal 2011 and $61.2 million in the second quarter of fiscal 2010.  The Company’s net loss for the second quarter of fiscal 2011 was $5.9 million, or $0.02 per share, compared to a net loss of $12.4 million, or $0.04 per share, for the first quarter of fiscal 2011 and net income of $0.3 million, or $0.00 per diluted share, for the second quarter of fiscal 2010.

“The team and I remain enthusiastic about our opportunity to grow our business, building on our solid history of technical excellence, strong customer relationships and a healthy balance sheet,” said Ray Dolan, President and Chief Executive Officer of Sonus Networks.  “Reiterating our full year guidance underscores our confidence in our growth strategy and our ability to execute for the remainder of the year.  The NBS5200, our innovative carrier

1

and enterprise class Session Border Controller, was recently recognized by TMC as a 2010 Communications Solutions Product of the Year.  This product, launched roughly one year ago, is experiencing solid momentum and represents an attractive area of growth for the Company.”

Forward-looking Fiscal 2011 Guidance:

•                  Revenue of $265 million to $285 million, up between 6% and 14% from the prior year

•                  SBC revenue of $40 million, up 64% from the prior year

•                  Non-GAAP gross margins of 59% to 63%

•                  Non-GAAP operating expenses of $143 million to $147 million, down 2% to 4% from the prior year

•                  Year-end cash between $400 million and $410 million

The Company’s GAAP financials for the three months ended June 30, 2011, March 31, 2011 and June 30, 2010 and the six months ended June 30, 2011 and 2010, as well as GAAP to non-GAAP reconciliations, are attached to this press release.  Additional reconciliations of GAAP to non-GAAP financial information will also be available on the Sonus Investor Relations website at http://www.sonusnet.com, About Us, Investor Relations, Financial Information.

Earnings Conference Call Details:

Sonus Networks will host a conference call for analysts and investors to discuss its second quarter 2011 results as well as certain forward-looking information today at 4:45 p.m. ET.

To listen live via telephone:
Dial-in number: 800-954-0592
International Callers: +1 212-231-2925

To listen via internet:
Sonus Networks will host a live webcast of the conference call.  To access the webcast, visit www.sonusnet.com, About Us, Investor Relations.

-ends-

2

About Sonus Networks

Sonus Networks, Inc. is a leader in IP networking with proven expertise in delivering secure, reliable and scalable next generation infrastructure and subscriber solutions.  With customers in over 50 countries across the globe and over a decade of experience in transforming networks to IP, Sonus has enabled service providers and enterprises to capture and retain users and generate significant ROI.  Sonus products include media and signaling gateways, policy/routing servers, session border controllers and subscriber feature servers.  Sonus products are supported by a global services team with experience in design, deployment and maintenance of some of the world’s largest and most complex IP networks.  For more information, visit www.sonusnet.com.

Important Information Regarding Forward-Looking Statements

This release may contain forward-looking statements (within the meaning of the Private Securities Litigation Reform Act) regarding future events that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are referred to Item 1A “Risk Factors” included in Sonus’ Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Reports on Forms 10-Q for the quarters ended March 31, 2011 and June 30, 2011, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.  Any forward-looking statements represent Sonus’ views only as of today and should not be relied upon as representing Sonus’ views as of any subsequent date.  While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law.

Sonus is a registered trademark of Sonus Networks, Inc.  All other company and product names may be trademarks of the respective companies with which they are associated.

For more information, please contact:

Wayne Pastore 978-614-8291 wpastore@sonusnet.com	Fran Murphy 978-614-8148 fmurphy@sonusnet.com

3

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended
	June 30,	March 31,	June 30,
	2011	2011	2010
Revenue:
Product	$29,446	$35,953	$36,796
Service	22,326	31,346	24,385
Total revenue	51,772	67,299	61,181

Cost of revenue:
Product	9,618	23,161	10,826
Service	12,218	17,513	11,842
Total cost of revenue	21,836	40,674	22,668

Gross profit	29,936	26,625	38,513

Gross profit %
Product	67.3%	35.6%	70.6%
Service	45.3%	44.1%	51.4%
Total gross profit %	57.8%	39.6%	62.9%

Operating expenses:
Research and development	15,187	15,608	15,106
Sales and marketing	13,298	14,297	12,392
General and administrative	8,197	8,196	10,971
Total operating expenses	36,682	38,101	38,469

Income (loss) from operations	(6,746)	(11,476)	44
Interest income, net	332	435	436
Other income, net	—	—	1

Income (loss) before income taxes	(6,414)	(11,041)	481
Income tax benefit (provision)	480	(1,367)	(170)

Net income (loss)	$(5,934)	$(12,408)	$311

Earnings (loss) per share:
Basic	$(0.02)	$(0.04)	$—
Diluted	$(0.02)	$(0.04)	$—

Shares used to compute earnings (loss) per share:
Basic	278,400	277,712	275,051
Diluted	278,400	277,712	276,314

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Six months ended
	June 30,	June 30,
	2011	2010
Revenue:
Product	$65,399	$73,074
Service	53,672	50,515
Total revenue	119,071	123,589

Cost of revenue:
Product	32,779	23,127
Service	29,731	23,771
Total cost of revenue	62,510	46,898

Gross profit	56,561	76,691

Gross profit %
Product	49.9%	68.4%
Service	44.6%	52.9%
Total gross profit %	47.5%	62.1%

Operating expenses:
Research and development	30,795	30,046
Sales and marketing	27,595	25,986
General and administrative	16,393	21,115
Total operating expenses	74,783	77,147

Loss from operations	(18,222)	(456)
Interest income, net	767	938
Other income, net	—	11

Income (loss) before income taxes	(17,455)	493
Income tax provision	(887)	(316)

Net income (loss)	$(18,342)	$177

Earnings (loss) per share:
Basic	$(0.07)	$—
Diluted	$(0.07)	$—

Shares used to compute earnings (loss) per share:
Basic	278,080	274,877
Diluted	278,080	276,038

SONUS NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$73,401	$62,501
Marketable securities	244,988	258,831
Accounts receivable, net	35,706	52,813
Inventory	26,747	22,499
Deferred income taxes	408	408
Other current assets	15,709	16,474
Total current assets	396,959	413,526

Property and equipment, net	22,923	21,284
Intangible assets, net	1,400	1,600
Goodwill	5,062	5,062
Investments	70,226	87,087
Deferred income taxes	1,417	1,271
Other assets	4,974	26,124
	$502,961	$555,954

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$15,160	$16,936
Accrued expenses	17,364	29,999
Current portion of deferred revenue	48,903	42,776
Current portion of long-term liabilities	485	338
Total current liabilities	81,912	90,049

Deferred revenue	11,085	42,811
Long-term liabilities	4,287	4,138
Total liabilities	97,284	136,998

Commitments and contingencies

Stockholders equity:
Common stock	278	277
Additional paid-in capital	1,306,136	1,301,285
Accumulated deficit	(907,843)	(889,501)
Accumulated other comprehensive income	7,106	6,895
Total stockholders’ equity	405,677	418,956
	$502,961	$555,954

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six months ended
	June 30,	June 30,
	2011	2010
Cash flows from operating activities:
Net income (loss)	$(18,342)	$177
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation and amortization of property and equipment	5,644	4,804
Amortization of intangible assets	200	276
Stock-based compensation	4,241	5,698
Loss on disposal of property and equipment	6	59
Changes in operating assets and liabilities:
Accounts receivable	17,243	7,778
Inventory	12,799	(5,201)
Other operating assets	6,565	261
Accounts payable	(1,926)	12,989
Accrued expenses	(12,375)	(1,828)
Deferred revenue	(25,336)	(11,181)
Net cash provided by (used in) operating activities	(11,281)	13,832

Cash flows from investing activities:
Purchases of property and equipment	(7,319)	(4,276)
Purchase of intangible assets	—	(2,000)
Purchases of marketable securities	(101,584)	(168,953)
Sale/maturities of marketable securities	130,194	139,620
Net cash provided by (used in) investing activities	21,291	(35,609)

Cash flows from financing activities:
Proceeds from sale of common stock in connection with employee stock purchase plan	754	609
Proceeds from exercise of stock options	777	61
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(902)	(257)
Principal payments of capital lease obligations	(48)	(110)
Net cash provided by financing activities	581	303

Effect of exchange rate changes on cash and cash equivalents	309	(61)

Net increase (decrease) in cash and cash equivalents	10,900	(21,535)
Cash and cash equivalents, beginning of year	62,501	125,323
Cash and cash equivalents, end of period	$73,401	$103,788

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of stock-based compensation and amortization of intangible assets included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.  Additional information regarding these items is available in the Investor Relations section of our website at http://www.sonusnet.com.  The information contained on our website or that can be accessed through our website should not be considered to be part of, or incorporated into, this press release.

	Three months ended
	June 30,	March 31,	June 30,
	2011	2011	2010
Stock-based compensation
Cost of revenue - product	$109	$108	$89
Cost of revenue - service	389	385	404
Cost of revenue	498	493	493

Research and development expense	527	533	665
Sales and marketing expense	563	497	688
General and administrative expense	627	503	1,366
Operating expense	1,717	1,533	2,719

Total stock-based compensation	$2,215	$2,026	$3,212

Amortization of intangible assets
Cost of revenue - product	$—	$—	$38
Research and development	100	100	100
Total amortization of intangible assets	$100	$100	$138

	Six months ended
	June 30,	June 30,
	2011	2010
Stock-based compensation
Cost of revenue - product	$217	$160
Cost of revenue - service	774	823
Cost of revenue	991	983

Research and development expense	1,060	1,271
Sales and marketing expense	1,060	1,417
General and administrative expense	1,130	2,027
Operating expense	3,250	4,715

Total stock-based compensation	$4,241	$5,698

Amortization of intangible assets
Cost of revenue - product	$—	$76
Research and development	200	200
Total amortization of intangible assets	$200	$276

SONUS NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP 2011 Guidance

(In millions, except percentages)

(unaudited)

The following tables include non-GAAP measures provided as guidance for 2011 derived from our GAAP (generally accepted accounting principles in the United States) 2011 expected results.  This non-GAAP guidance for gross margin and operating expenses is not presented in accordance with, nor is it intended to be a substitute for, GAAP.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  The non-GAAP measures provided as guidance should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

	Range
	Low	to	High

Revenue	$265		$285

Reconciliation of GAAP to Non-GAAP 2011 Guidance - Gross Margin
GAAP expected results	58%		62%
Stock-based compensation	1%		1%
Non-GAAP guidance	59%		63%

Reconciliation of GAAP to Non-GAAP 2011 Guidance - Operating Expenses
GAAP expected results	$151		$155
Stock-based compensation	(8)		(8)
Amortization of intangible assets (A)	—		—
Non-GAAP guidance	$143		$147

(A)                 The impact of expense for amortization of intangible assets on non-GAAP operating expenses is expected to approximate $100,000 per quarter.

SONUS NETWORKS, INC.

Reconciliation of Non-GAAP and GAAP Financial Information

(In thousands, except per share data)

(unaudited)

The tables below include non-GAAP financial measures derived from our Condensed Consolidated Statements of Operations.  These non-GAAP financial measures of Gross profit, Gross margin and Operating expenses are not presented in accordance with, nor are they intended to be a substitute for, accounting principles generally accepted in the United States of America (“GAAP”).  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  The non-GAAP financial measures described below should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

We use a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, planning and forecasting future periods and determining payments under compensation programs.  We consider the use of these non-GAAP financial measures helpful in assessing the core performance of our continuing operations and liquidity, and when planning and forecasting future periods.  These items for the periods presented are Stock-based compensation expense and Amortization of intangible assets.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to the Company’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future.

		Three months ended
		June 30,	March 31,	June 30,
	Notes	2011	2011	2010

GAAP Total gross profit		$29,936	$26,625	$38,513
Stock-based compensation expense	A	498	493	493
Amortization of intangible assets	B	—	—	38
Non-GAAP Total gross profit		$30,434	$27,118	$39,044

GAAP Total gross margin		57.8%	39.6%	62.9%
Stock-based compensation expense	A	1.0%	0.7%	0.8%
Amortization of intangible assets	B	0.0%	0.0%	0.1%
Non-GAAP Total gross margin		58.8%	40.3%	63.8%

GAAP Operating expenses		$36,682	$38,101	$38,469
Stock-based compensation expense	A	(1,717)	(1,533)	(2,719)
Amortization of intangible assets	B	(100)	(100)	(100)
Non-GAAP Operating expenses		$34,865	$36,468	$35,650

		Six months ended
		June 30,	June 30,
	Notes	2011	2010

GAAP Total gross profit		$56,561	$76,691
Stock-based compensation expense	A	991	983
Amortization of intangible assets	B	—	76
Non-GAAP Total gross profit		$57,552	$77,750

GAAP Total gross margin		47.5%	62.1%
Stock-based compensation expense	A	0.8%	0.7%
Amortization of intangible assets	B	0.0%	0.1%
Non-GAAP Total gross margin		48.3%	62.9%

GAAP Operating expenses		$74,783	$77,147
Stock-based compensation expense	A	(3,250)	(4,715)
Amortization of intangible assets	B	(200)	(200)
Non-GAAP Operating expenses		$71,333	$72,232

SONUS NETWORKS, INC.

Notes to the Reconciliation of Non-GAAP and GAAP Financial Information

(In thousands, except per share data)

(unaudited)

A

Stock-based compensation is different from other forms of compensation, as it is a non-cash expense. A cash salary or bonus has a fixed and unvarying cash cost. In contrast, the expense associated with the award of an option is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time. We believe that excluding non-cash stock-based compensation expense from our operating results enables the readers of our financial statements to more accurately compare our operating results to our historical results and to other companies in our industry.

B

On January 15, 2010, we entered into an intellectual property asset purchase and license agreement with Winphoria, Inc. (“Winphoria”) and Motorola, Inc. (“Motorola”) to purchase certain of Winphoria’s software code and related patents and licensed certain other intellectual property from Winphoria and Motorola. The purchase price included an initial payment of $2.0 million and future potential royalty payments dependent upon future sales of certain of our products that include the Winphoria technology that was purchased or licensed. In connection with this transaction we recorded identifiable intangible assets which we have classified as developed technology and that will be amortized on a straight-line basis over five years, the expected useful life of the technology. The amortization expense for these identifiable intangible assets is included in Amortization of intangible assets.

On April 13, 2007, we completed our acquisition of Zynetix Limited (“Zynetix”), a privately-held designer of innovative Global System for Mobile Communications infrastructure solutions located in the United Kingdom. In connection with this acquisition we recorded intangible assets consisting of customer relationships, intellectual property and a trade name. A portion of the Intellectual property was allocated to the Sonus reporting unit. During the third quarter of fiscal 2008, we committed to a plan to sell Zynetix, and completed the sale transaction on November 26, 2008. The amortization expense for the intellectual property allocated to the Sonus reporting unit is included in Amortization of intangible assets.

We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry and provides meaningful information regarding our liquidity.